UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a‑12

NextDecade Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NextDecade Corporation

3 Waterway Square Place, Suite 400

The Woodlands, Texas 77380

    , 2018

Dear Fellow Stockholder:

The accompanying proxy is solicited by the board of directors of NextDecade Corporation, a Delaware corporation (the “Company”), for use at the Special Meeting of Stockholders (the “Special Meeting”) of the Company to be held on June    , 2018 at 9:00 a.m., Central Time, at the Company’s headquarters located at 3 Waterway Square Place, Suite 400, The Woodlands, Texas 77380.  For those of you who cannot be present at the Special Meeting, we urge that you participate by indicating your choices on the proxy form provided to you and completing and returning it at your earliest convenience.  If you sign and return your proxy form without specifying your choices, it will be understood that you wish to have your shares voted in accordance with our board of directors’ recommendations.

This booklet includes the Notice of Special Meeting of Stockholders and the Proxy Statement, which contains details of the business to be conducted at the Special Meeting.  At the Special Meeting, you will have an opportunity to discuss each item of business described in the Notice of Special Meeting of Stockholders and the Proxy Statement and to ask questions about our operations and the Company.

Our 2017 Annual Report to Stockholders, which is not part of the Proxy Statement, provides additional information regarding our financial results for the fiscal year ended December 31, 2017.  A copy of our 2017 Annual Report to Stockholders is available at www.next-decade.com or may be requested from the Company’s Secretary as described elsewhere in the Proxy Statement.

Shares of Company common stock represented by each valid proxy received by the Company on the form solicited by the board of directors will be voted in accordance with instructions specified on the proxy.  A stockholder giving a duly executed proxy may revoke it before it is exercised by filing with or transmitting to the Company’s Secretary an instrument or transmission revoking it, or a duly executed proxy bearing a later date.

In addition to the solicitation of proxies by use of the Proxy Statement, the Company’s directors, officers and employees may solicit the return of proxies by mail, personal interview, or the Internet. Such directors, officers and employees will not receive additional compensation for their solicitation efforts, but they will be reimbursed for any out-of-pocket expenses incurred.  Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the shares of Company common stock registered in their names, to forward solicitation materials to the beneficial owners of such shares.

All costs of preparing, printing, assembling and mailing the Notice of Special Meeting of Stockholders, the Proxy Statement, the enclosed form of proxy and any additional materials, as well as the cost of forwarding solicitation materials to the beneficial owners of stock and all other costs of solicitation, will be borne by the Company.

It is important that your shares of Company common stock are represented at the Special Meeting whether you are able to attend personally.  For information on how to vote your shares, please refer to the Proxy Statement and proxy card you received to ensure that your shares will be represented and voted at the Special Meeting even if you cannot attend. Your vote is important.  Accordingly, please complete, sign, date and return the proxy form as promptly as possible in the envelope provided, or submit your proxy by Internet, as described in the proxy form.  If you do attend the Special Meeting, you may withdraw your proxy and vote your shares in person.

On behalf of the Company’s board of directors, thank you for your cooperation and continued support.

Sincerely,

/s/ Kathleen Eisbrenner
Kathleen Eisbrenner
Chairman of the Board

NextDecade Corporation

3 Waterway Square Place, Suite 400

The Woodlands, Texas 77380

Notice of Special Meeting of Stockholders

    , 2018

Notice is hereby given that the Special Meeting of Stockholders (the “Special Meeting”) of NextDecade Corporation, a Delaware corporation (the “Company”), will be held on June    , 2018 at 9:00 a.m., Central Time, at the Company’s headquarters located at 3 Waterway Square Place, Suite 400, The Woodlands, Texas 77380 for the following purposes, as more fully described in the accompanying Proxy Statement:

1.

Proposal Number One:  To approve the terms of the Series A Convertible Preferred Stock, which include associated Warrants (defined elsewhere in this Proxy Statement), and the issuance of up to $35 million of such securities, all in accordance with the terms of the Convertible Preferred Equity Offering (defined elsewhere in this Proxy Statement).

2.

Proposal Number Two:  To authorize the Company to issue up to $15 million of additional convertible preferred stock on the same or more favorable terms as the Series A Convertible Preferred Stock issued in the Convertible Preferred Equity Offering.

3.	To transact such other business as may properly come before the Special Meeting and any postponement(s) or adjournment(s) thereof.

All stockholders are cordially invited to attend the Special Meeting in person.  However, to ensure that each stockholder’s vote is counted at the Special Meeting, stockholders are requested to complete, sign, date and return the proxy form provided to them as promptly as possible in the envelope provided, or to submit their proxy by Internet, as described in the proxy form previously mailed to them. Stockholders attending the Special Meeting may vote in person even if they have previously submitted their proxy authorization.

Only stockholders of record as of the close of business on              , 2018 are entitled to receive notice of and to vote at the Special Meeting and any postponement(s) or adjournment(s) thereof. A list of such stockholders shall be open to the examination of any stockholder of record at the Company’s offices during normal business hours for a period of ten (10) days prior to the Special Meeting and shall also be open for examination at the Special Meeting and any postponement(s) or adjournment(s) thereof.

By Order of the Board,

/s/ Krysta De Lima
Krysta De Lima
General Counsel and Corporate Secretary

                , 2018

IT IS IMPORTANT THAT YOUR SHARES OF COMPANY COMMON STOCK BE REPRESENTED AT THE SPECIAL MEETING REGARDLESS OF THE NUMBER OF SHARES OF COMPANY COMMON STOCK YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE PROXY FORM IN THE ENVELOPE PROVIDED OR SUBMIT YOUR PROXY AUTHORIZATION THROUGH THE INTERNET EVEN IF YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING. SUBMITTING YOUR PROXY AUTHORIZATION WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON OR TO ATTEND THE SPECIAL MEETING, BUT WILL ENSURE YOUR REPRESENTATION IF YOU CANNOT ATTEND. IF YOU HAVE SHARES OF COMPANY COMMON STOCK IN MORE THAN ONE NAME, OR IF YOUR SHARES OF COMPANY COMMON STOCK ARE REGISTERED IN MORE THAN ONE WAY, YOU MAY RECEIVE MORE THAN ONE COPY OF THE PROXY MATERIALS. IF SO, SIGN AND RETURN EACH OF THE PROXY FORMS YOU RECEIVE OR SUBMIT YOUR PROXY AUTHORIZATION THROUGH THE INTERNET SO THAT ALL OF YOUR

SHARES OF COMPANY COMMON STOCK MAY BE VOTED. YOU MAY REVOKE YOUR PROXY AUTHORIZATION AT ANY TIME BEFORE ITS USE.

NextDecade Corporation

3 Waterway Square Place, Suite 400

The Woodlands, Texas 77380

PROXY STATEMENT

        , 2018

General Information

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of NextDecade Corporation (the “Company”), for the Special Meeting of Stockholders to be held on June    , 2018, and any postponement(s) or adjournment(s) thereof (the “Special Meeting”). This Proxy Statement and the accompanying Notice of Special Meeting and proxy form are first being sent or made available to stockholders on or about         , 2018.

Record Date and Voting Securities

Stockholders of record as of the close of business on               , 2018 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting.  As of the Record Date, there were              shares of our common stock issued and outstanding.  Each outstanding share of Company common stock is entitled to one vote upon each matter properly submitted to a vote at the Special Meeting.

Stockholders that are entitled to vote at the Special Meeting may do so in person at the Special Meeting or by proxy submitted by mail or Internet as described on the notice and access form.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.  Broker non-votes occur when a broker or other nominee does not have discretionary authority to vote the shares with respect to a particular matter and has not received voting instructions from the beneficial owner with respect to that matter.

The affirmative vote of a majority of the shares of Company common stock entitled to vote and represented in person or by proxy at a meeting at which a quorum is present is required to approve Proposal Number One and Proposal Number Two (the “Proposals”).  Shares represented at the Special Meeting that abstain with respect to the proposals for binding votes will be considered in determining whether the requisite number of affirmative votes are cast on such matter. Accordingly, such abstentions will have the same effect as a vote against the Proposals.  Broker non-votes will not be treated as shares represented at the Special Meeting and are not entitled to vote for purposes of the Proposals, and therefore will have no effect.

York Capital Management Global Advisors, LLC (“York”), holds an aggregate of 57,743,859 shares of our common stock, par value $ 0.0001 per share (the “Common Stock”), representing approximately 53.2% the outstanding shares, as of May 18, 2018.  Valinor Management, LP (“Valinor”), holds an aggregate of 19,506,984 shares of our Common Stock, representing approximately 18.0% the outstanding shares, as of May 18, 2018.   Halcyon Capital Management LP (“Halcyon”), holds an aggregate of 9,535,910 shares of our Common Stock, representing approximately 8.8% the outstanding shares, as of May 18, 2018.  As of May 18, 2018, York, Halcyon and Valinor combined own approximately 80.0% the Company’s outstanding shares.

Can York, Valinor and Halcyon vote “FOR” the Proposals?

Yes, York, Valinor and Halcyon may vote “FOR” the Proposals.    Pursuant to the terms of the Backstop Agreements (defined elsewhere in this Proxy Statement), the Company has sole discretion whether to issue the Series A

Preferred Stock (including the associated Warrants) to York, Valinor or Halcyon.  Therefore, voting “FOR” the Proposals does not guarantee that York, Valinor or Halcyon will receive the Series A Preferred Stock (or the associated Warrants).  The Company intends to offer the Series A Preferred Stock (including the associated Warrants) to other qualified buyers, and the Company will only sell the Series A Preferred Stock (including the associated Warrants) to York, Valinor and Halcyon if the Company determines that doing so is in the best interest of the Company and its stockholders.

For a more detailed description of York, Valinor and Halcyon’s potential to participate in the Convertible Preferred Equity Offering and the Company’s establishment of the Special Committee, please read “Series A Convertible Preferred Stock and Warrants” included below in this Proxy Statement.

Why are stockholders voting on the Proposals?

Our Common Stock is listed on The NASDAQ Capital Market LLC (“Nasdaq”).  Under Nasdaq Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the greater of book or market value of the stock if the number of shares of common stock to be issued is or may be equal to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance.

Pursuant to the terms of the Convertible Preferred Equity Offering (defined elsewhere in this Proxy Statement), the Company may issue up to $35 million of Series A Convertible Preferred Stock (“Series A Preferred Stock”), which includes associated Warrants.  It is possible that the Series A Preferred Stock could be issued at a price and terms, where, in certain future outcomes, the equivalent value of the Series A Preferred Stock is less than the greater of book or market value of the Common Stock as of the date of the Backstop Agreements, or, in the case of issuance to third parties, the date of such issuance (defined elsewhere in this Proxy Statement).  Therefore, the Company generally cannot issue the Series A Preferred Stock on the current terms without your approval.

For a more detailed description of the Convertible Preferred Equity Offering and the Backstop Agreements, please read “Series A Convertible Preferred Stock and Warrants” included below in this Proxy Statement.

If stockholders approve Proposal Number One  but fail to approve Proposal Number Two, what securities is the Company authorized to issue?

If stockholders approve Proposal Number One but fail to approve Proposal Number Two, then the Company is authorized to issue up to $35 million of Series A Convertible Preferred Stock, including the associated Warrants, all in accordance with the terms of the Convertible Preferred Equity Offering.  Although the Company has no obligation to issue the entire $35 million of Series A Convertible Preferred Stock, including the associated Warrants, the Company currently expects to issue all $35 million of such securities.

If stockholders fail to approve Proposal Number One but approve Proposal Number Two, what securities is the Company authorized to issue?

If stockholders fail to approve Proposal Number One but approve Proposal Number Two, then the Company is authorized to issue up to $35 million of Series A Convertible Preferred Stock, including the associated Warrants, all in accordance with the terms of the Convertible Preferred Equity Offering.  Additionally, the Company is authorized to issue up to $15 million of additional convertible preferred stock on the same or more favorable terms as the Series A Convertible Preferred Stock issued in the Convertible Preferred Equity Offering.  Although the Company is not required to issue the entire $35 million of Series A Convertible Preferred Stock, including the associated Warrants, the Company currently expects to issue all $35 million of such securities.  If the Company is able to issue additional convertible preferred stock on the same or more favorable terms, then it intends to do so.

If stockholders approve Proposal Number One and Proposal Number Two, what securities is the Company authorized to issue?

If the stockholders approve Proposal Number One and Proposal Number Two, then the Company is authorized to issue up to $35 million of Series A Convertible Preferred Stock, including the associated Warrants, all in accordance with the terms of the Convertible Preferred Equity Offering.  Additionally, the Company is authorized to issue up to $15 million of additional convertible preferred stock on the same or more favorable terms as the Series A Convertible Preferred Stock issued in the Convertible Preferred Equity Offering.  Although the Company is not required to issue the entire $35 million of Series A Convertible Preferred Stock, including the associated Warrants, the Company currently expects to issue all $35 million of such securities.  If the Company is able to issue additional convertible preferred stock on the same or more favorable terms, then it intends to do so.

Why is the Company pursuing a Convertible Preferred Equity Offering?

The Company is pursuing a Convertible Preferred Equity Offering to raise capital to support continued development activities related to the liquefaction of natural gas and sale of liquefied natural gas (“LNG”) in international markets. The Company’s development activities focus on the Rio Grande LNG terminal facility at the Port of Brownsville in southern Texas (the “Terminal”) and an associated 137‑mile Rio Bravo pipeline to supply gas to the Terminal (together with the Terminal, the “Project”).  The Company has also secured, through December 2019, a 994‑acre site near Texas City, Texas for another potential LNG terminal.

How does the Board recommend that you vote on the Proposals?

The Board recommends that you vote your shares “FOR” each of the Proposals.

How Your Proxy Will be Voted on Actions to be Taken

The Board is soliciting a proxy in the enclosed form to provide you with an opportunity to vote on all matters scheduled to come before the Special Meeting whether or not you attend in person.

Granting Your Proxy

If you properly execute and return a proxy in the enclosed form, your shares of Common Stock will be voted as you specify.  If you make no specifications, your proxy representing Common Stock will be voted:

•	“FOR” Proposal Number One and Proposal Number Two.

The Company expects no matters to be presented for action at the Special Meeting other than the Proposals described in this Proxy Statement. By signing and returning the proxy, however, you will give to the persons named as proxies therein discretionary voting authority with respect to any other matter that may properly come before the Special Meeting, and they intend to vote on any such other matter in accordance with their best judgment.

Revoking Your Proxy

If you submit a proxy, you may subsequently revoke it or submit a revised proxy at any time before it is voted. You may also attend the Special Meeting in person and vote by ballot, which would cancel any proxy that you previously submitted.  If you wish to vote in person at the Special Meeting but hold your shares of Common Stock in street name (that is, in the name of a broker, bank or other institution), then you must have a proxy from the broker, bank or institution in order to vote at the Special Meeting.

Proxy Solicitation

The Company will pay all expenses of soliciting proxies for the Special Meeting.  In addition to solicitations by mail, arrangements have been made for brokers and nominees to send proxy materials to their principals, and the Company

will reimburse them for their reasonable expenses.   The Company may have its employees or other representatives (who will receive no additional compensation for their services) solicit proxies by telephone, telecopy, personal interview or other means.   The Company may choose to engage a paid proxy solicitor to solicit proxies for the Special Meeting but have not yet done so.

Stockholder Proposals

If you want the Company to consider including a proposal in next year’s proxy statement, you must deliver it in writing to the Corporate Secretary, NextDecade Corporation, 3 Waterway Square Place, Suite 400, The Woodlands, Texas 77380, by no later than December 22, 2018.

If you want to present a proposal at the 2019 Annual Meeting of Stockholders in person but do not wish to have it included in the Company’s proxy statement, you must submit it in writing to the Corporate Secretary, at the above address, between March 17, 2019 and April 16, 2019 to be considered timely, in accordance with the specific procedural requirements set forth in our Bylaws. If you would like a copy of these procedures, please contact the Corporate Secretary for a copy of the Bylaws.

Pursuant to the rules of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the designated proxies may use discretionary authority to vote with respect to stockholder proposals presented in person at the Special Meeting if the stockholder making the proposal has not given the Company timely notice of such proposal.

Delivery of One Proxy Statement to a Single Household to Reduce Duplicate Mailings

The Company is required to send to each stockholder of record a notice and access form to the proxy statement and to arrange for a proxy statement to be provided to each beneficial stockholder whose shares of Common Stock are held by or in the name of a broker, bank, trust or other nominee.  Because some stockholders hold shares of Common Stock in multiple accounts, this process results in duplicate mailings of notice and access forms to stockholders who share the same address. Stockholders may avoid receiving duplicate mailings and save the Company the cost of producing and mailing duplicate documents as follows:

Stockholders of Record

If your shares of Common Stock are registered in your own name and you are interested in consenting to the delivery of a single proxy statement, you may contact the Company by mail at 3 Waterway Square Place, Suite 400, The Woodlands, Texas 77380, by telephone at (832) 403‑2198 or by e-mail at corporatesecretary@next-decade.com.

Beneficial Stockholders

If your shares of Common Stock are not registered in your own name, your broker, bank, trust or other nominee that holds your shares of Common Stock may have asked you to consent to the delivery of a single proxy statement if there are other Company stockholders who share an address with you.  If you currently receive more than one proxy statement at your household and would like to receive only one copy of each in the future, you should contact your nominee.

Right to Request Separate Copies

If you consent to the delivery of a single proxy statement but later decide that you would prefer to receive a separate copy of the proxy statement for each stockholder sharing your address, then please notify the Company or your nominee, as applicable, and the Company or they will promptly deliver such additional proxy statements.  If you wish to receive a separate copy of the proxy statement for each stockholder sharing your address in the future, you may contact the Company by mail at 3 Waterway Square Place, Suite 400, The Woodlands, Texas 77380, by telephone at (832) 403‑2198 or by e-mail at corporatesecretary@next-decade.com.

Where can I find the voting results of the meeting?

We intend to announce preliminary voting results at the Special Meeting.  We will publish the final results in a Current Report on Form 8‑K, which we intend to file within four business days following the Special Meeting.  You can obtain a copy of the Form 8‑K by logging on to the Company’s investor relations website at www.next-decade.com, by calling the U.S. Securities and Exchange Commission (“SEC”) at (800) SEC‑0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov.  Information on our website does not constitute part of this proxy statement.

SERIES A CONVERTIBLE PREFERRED STOCK AND WARRANTS

The Special Committee

The Company commenced a private offering of Series A Preferred Stock (the “Convertible Preferred Equity Offering”) pursuant to which the Company is offering certain institutional investors an opportunity to purchase shares of the Company’s  Series A Preferred Stock, which include associated Warrants (defined below).

In connection with the commencement of the Convertible Preferred Equity Offering, the Board authorized and established a special committee of the Board (the “Special Committee”) comprised of five disinterested directors.  The Special Committee was authorized to negotiate the terms of the Backstop Agreements with each of York, Valinor and Halcyon.  Each of York, Valinor and Halcyon are significant stockholders of the Company, and each of them has one or more representatives on our Board.  The Special Committee was established to eliminate all conflicts of interests and to ensure that the terms of the Backstop Agreements were negotiated on an arms-length basis.

The Special Committee was represented by outside counsel, and each of York, Valinor and Halcyon was represented by independent counsel.  Additionally, the Special Committee retained the services of an independent financial advisor to consult on the Convertible Preferred Equity Offering.  The Special Committee met frequently to discuss and negotiate the terms of the Backstop Agreements and consider alternative means of financing.

The Backstop Agreements

On April 11, 2018, the Company entered into backstop commitment agreements (the “Backstop Agreements”) with (i) accounts managed by York, (ii) accounts managed by Valinor, and (iii) accounts managed by Halcyon pursuant to which York, Valinor, and Halcyon (each a “Backstop Party”) each agreed to purchase, at the Company’s election, up to approximately $23.2 million, $8.0 million and $3.8 million, respectively, in shares of Series A Preferred Stock, including the associated Warrants.

The following is a summary of the material terms of the Convertible Preferred Equity Offering as set forth in the Certificate of Designation attached as Appendix A to this Proxy Statement (the “Certificate of Designation”).

Purchase Price.  The purchase price per share of Convertible Preferred Stock to be issued in the Convertible Preferred Equity Offering will be $1,000.

Warrants.  The Convertible Preferred Stock will be issued with detached warrants (the “Warrants”).  The Warrants will represent the right to acquire in the aggregate 50 basis points (0.50%) of the fully diluted shares of all outstanding Common Stock on the exercise date with a strike price of $0.01 per share.

Origination Fee.  The Company will pay a two percent (2%) origination fee to subscribers in additional shares of Convertible Preferred Stock.

Optional Conversion.  The Company has the option to convert all, but not less than all, of the Series A Preferred Stock into shares of Common Stock at a strike price of $7.50 per share of Common Stock (the “Conversion Price”) on any date on which the volume weighted average trading price of shares of Common Stock for each trading day during any 60 of the prior 90 trading days is equal to or greater than 175% of the Conversion Price, in each case subject to certain terms and conditions specified in the Certificate of Designation.

Mandatory Conversion.  The Company must convert all of the Series A Preferred Stock into shares of Common Stock at the Conversion Price on the earlier of (i) ten (10) Business Days (as defined in the Certificate of Designation) following a FID Event and (ii) the date that is the tenth (10th) anniversary of the closing of the Convertible Preferred Equity Offering.

Dividends.  The Company will pay dividends on the Series A Preferred Stock and such dividends will be cumulative and accrue at a rate of 12% per annum on their then existing Series A Liquidation Preference (as defined in the Certificate of Designation) and will be payable in cash or in-kind quarterly, at the Company’s option.  The Series A Preferred Stock will also participate, on an as-converted basis, in any dividends paid to the holders of shares of Common Stock.

Anti-Dilution.  The Conversion Price and the exercise price for the Warrants will be subject to proportional adjustment for certain transactions relating to the Company’s capital stock, including stock splits, stock dividends and similar transactions and the Conversion Price will be subject to anti-dilution protections with respect to certain Common Stock issuances, subject to certain exceptions.

Registration Rights.  The Company is offering purchasers of shares of Series A Preferred Stock demand and piggy-back registration rights covering shares of Common Stock underlying the Series A Preferred Stock and Common Stock issued in respect of the fees described below.

In exchange for each Backstop Party’s commitment under the Backstop Agreements, the Company agreed to issue to such Backstop Party, or its designated affiliates, additional shares of Common Stock equivalent to a percentage of such Backstop Party’s backstop amount calculated by reference to the volume weighted average trading price of shares of Common Stock during the 30‑trading day period ending on and including the last trading day immediately prior to April 12, 2018.  Such percentage will be (i) three percent (3.0%) if the closing of the Convertible Preferred Equity Offering occurs within 30 days after the date of the Backstop Agreements, (ii) three and one-half percent (3.5%) if the closing of the Convertible Preferred Equity Offering occurs more than 30 days but less than 61 days after the date of the Backstop Agreements, (iii) four percent (4.0%) if the closing of the Convertible Preferred Equity Offering occurs more than 60 days but less than 91 days after the date of the Backstop Agreements, and (iv) four and one-half percent (4.5%) if the closing of the Convertible Preferred Equity Offering has not occurred before the 91st day after the date of the Backstop Agreements.

In addition to the commitment fees described above, the Company agreed to pay the Backstop Parties a fee (the “Drawdown Fee”) equal to two and three quarters percent (2.75%) of the portion of the backstop amounts drawn on by the Company.  The Drawdown Fee will be paid in additional shares of Common Stock and is calculated by reference to the volume weighted average trading price of shares of Common Stock during the 30‑trading day period ending on and including the last trading day immediately prior to April 12, 2018.

The Company also agreed to indemnify each Backstop Party under certain circumstances for losses arising out of or in connection with its Backstop Agreement, the definitive documentation related to the Convertible Preferred Equity Offering, or the transactions contemplated thereby.

All shares of Series A Preferred Stock or Common Stock issued to the Backstop Parties pursuant to the Backstop Agreements will be issued in reliance on the exemption from the registration requirements provided by Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or other applicable Securities Act exemptions.  Each Backstop Party’s commitment to backstop the Convertible Preferred Equity Offering and the other transactions contemplated by the Backstop Agreements are conditioned upon the satisfaction of all conditions precedent set forth in the Backstop Agreements.

PROPOSAL NUMBER ONE

To Approve the Terms of the Series A Convertible Preferred Stock, Which Include Associated Warrants, and the Issuance of up to $35 Million of Such Securities, All in Accordance with the Terms of the Convertible Preferred Equity Offering

On April 11, 2018, the Company entered into the Backstop Agreements with (i) accounts managed by York, (ii) accounts managed by Valinor, and (iii) accounts managed by Halcyon pursuant to which York, Valinor, and Halcyon each agreed to purchase, at the Company’s election, up to approximately $23.2 million, $8.0 million and $3.8 million, respectively, in shares of Series A Preferred Stock, including the associated Warrants.

Summary of the Series A Convertible Preferred Stock

A summary of the rights, preferences and privileges of the Series A Preferred Stock is provided below, but is qualified in its entirety by reference to the full text of the Certificate of Designation set forth in Appendix A to this Proxy Statement.

Ranking: The Series A Preferred Stock will rank senior in preference and priority to the Common Stock and each other class or series of capital stock of the Company, except for any class or series of capital stock issued in compliance with the terms of the Certificate of Designation.

Dividends: The holders of Series A Preferred Stock will be entitled to receive, out of funds legally available for the payment of dividends under Delaware law, cumulative dividends that accrue daily at an annual rate of 12%, compounded and payable quarterly in cash or in-kind. The holders of Series A Preferred Stock will also be entitled to participate in dividends (payable in cash, securities or otherwise) made on shares of Common Stock.

Liquidation Preference: Upon Liquidation (as defined in the Certificate of Designation), the holders of Series A Preferred Stock will be entitled to be paid first out of any proceeds in an amount per share equal to the greater of (i) an amount equal to (a) $1,000 per share of Series A Preferred Stock plus (b) any accrued but unpaid dividends on such share of Series A Preferred Stock as of immediately prior to such Liquidation, and (ii) such amounts as would have been payable had all shares of Series A Preferred Stock been converted into Common Stock (without regard to any of the limitations on convertibility contained in the Certificate of Designation and plus any payment in respect of any fractional interest pursuant to the Certificate of Designation) immediately prior to such Liquidation, and prior to payment of any amounts on Common Stock.

Conversion:  The Company has the option to convert all, but not less than all, of the Series A Preferred Stock into shares of Common Stock at a strike price of $7.50 per share of Common Stock (the “Conversion Price”) on any date on which the volume weighted average trading price of shares of Common Stock for each trading day during any 60 of the prior 90 trading days is equal to or greater than 175% of the Conversion Price, in each case subject to certain terms and conditions.  Furthermore, the Company must convert all of the Series A Preferred Stock into shares of Common Stock at the Conversion Price on the earlier of (i) ten (10) business days following a FID Event (as defined in the Certificate of Designation) and (ii) the date that is the tenth (10th) anniversary of the closing of the Convertible Preferred Equity Offering.

Anti-dilution Protection: The Conversion Price will be subject to proportional adjustment for certain transactions relating to the Company’s capital stock, including stock splits, stock dividends and similar transactions.  In addition, the Conversion Price will be subject to anti-dilution protections with respect to certain Common Stock issuances, subject to certain exceptions.

Voting Rights: Holders of Series A Preferred Stock will be entitled to vote with the holders of the Common Stock on an as-converted basis. In addition, prior to the conversion of the Series A Preferred Stock, the consent of the holders of at least a majority of the Series A Preferred Stock then outstanding, voting together as a single class, will be required for the Company to take certain actions, including, among others, (i) authorizing, creating or approving the issuance of any shares of, or of any security convertible into, or convertible or exchangeable for shares of, senior to, or otherwise pari passu with, the Series A Preferred Stock; (ii) adversely affecting the rights, preferences or privileges of the Series A Preferred Stock, subject to certain exceptions; (iii) amending, altering or repealing any of the provisions of the Certificate of Incorporation in a manner that would adversely affect the powers, designations, preferences or rights of the Series A Preferred Stock; or (iv) amending, altering or repealing any of the provisions of the Certificate of Designation.

Summary of the Warrants

The Warrants will represent the right to acquire in the aggregate 50 basis points (0.50%) of the fully diluted shares of all outstanding Common Stock on the exercise date with a strike price of $0.01 per share.   The Warrants will have a fixed three-year term from closing of the Convertible Preferred Equity Offering.  The Warrants may only be exercised by holders at the expiration of such three-year term; however, the Company can force exercise of the Warrants prior to expiration of such term if the volume weighted average trading price of shares of Common Stock for each trading day during any 60 of the prior 90 trading days is equal to or greater than 175% of the Conversion Price.

If stockholders approve Proposal Number One, then the Company may elect to sell the Series A Convertible Preferred Stock and the Warrants to the Backstop Parties.  If stockholders fail to approve Proposal Number One, then the Company would seek to amend the Backstop Agreements in a manner that would not require the Company to seek stockholder approval to issue the Series A Convertible Preferred Stock and the Warrants.

The Board recommends you vote “FOR” Proposal Number One to approve the terms of the Series A Convertible Preferred Stock, which include the associated Warrants, and the issuance of up to $35 million of such securities, all in accordance with the  terms of the Convertible Preferred Equity Offering.

Reasons for Board of Directors’ Recommendation

The Board believes that Proposal Number One is in the best interests of the Company and its stockholders and should be approved. In developing and arriving at its recommendation to the stockholders to vote in favor of Proposal Number One, the Board – including the members of the Special Committee – explored with its independent financial advisor several alternatives to the Convertible Preferred Equity Offering to achieve the Company’s financing requirements, corporate strategy, and commercial and development goals. With the Company’s independent financial advisor, the Special Committee also reviewed the details of several comparable transactions to ascertain the competitiveness of terms of the Convertible Preferred Equity Offering.

For each of these alternatives, the Board – including the members of the Special Committee – considered the following factors:

•	The extent to which each alternative to the Convertible Preferred Equity Offering increases and maximizes stockholder value;
•	The degree of execution risk with each of the alternatives;
•	The dilution to existing stockholders for each alternative;
•	The timing of anticipated public announcements that may affect the Company’s stock price relative to closing each alternative;
•	The degree to which each alternative was dependent upon market certainty and how the passage of time might adversely affect the likelihood of closing a transaction;
•

The amount of time needed to complete each such alternative, and the extent to which Company resources – including time and capacity of the management team – may be required to effectuate a transaction;

•	The extent to which each alternative satisfied the Company’s financing needs; and
•	Other factors, costs, benefits, restrictions, and limitations that may have applied uniquely to a particular alternative.

After careful consideration and weighing of each of the potential financing alternatives against each of these factors, the Board determined that the Convertible Preferred Equity Offering provides the best opportunity to enable the Company to move forward with its operations, development activities, and growth.

PROPOSAL NUMBER TWO

To Authorize the Company to Issue Up to $15 Million of Additional Convertible Preferred Stock on the Same or More Favorable Terms as the Series A Convertible Preferred Stock Issued in the Convertible Preferred Equity Offering

We are engaged in development activities related to the liquefaction and sale of LNG.  Our development activities focus on the Rio Grande LNG terminal facility at the Port of Brownsville in southern Texas (the “Terminal”) and an associated 137‑mile Rio Bravo pipeline to supply gas to the Terminal (together with the Terminal, the “Project”).  We have also secured, through December 2019, a 994‑acre site near Texas City, Texas for another potential LNG terminal.

We require access to development capital to continue pursuing the Project.    If stockholders approve Proposal Number One and Proposal Number Two, then the Company has the flexibility to sell up to  $15 million of additional convertible preferred stock on the same or more favorable terms as the Series A Convertible Preferred Stock issued in the Convertible Preferred Equity Offering.   Although the Company is not required to issue the entire $35 million of Series A Convertible Preferred Stock, including the associated Warrants, the Company currently expects to issue all $35 million of such securities.  If the Company is able to issue additional convertible preferred stock on the same or more favorable terms, then it intends to do so.

Furthermore, if stockholders fail to approve Proposal Number One but approve Proposal Number Two, then the Company would be authorized to issue up to $50 million of Series A Convertible Preferred Stock, including the associated Warrants, on the same or more favorable terms than the Convertible Preferred Equity Offering.  The Company has no obligation to issue the entire $50 million of Series A Convertible Preferred Stock, and a determination of an issuance’s terms being “the same or more favorable” could be made in the sole discretion of the Company, without a subsequent vote of the stockholders

If stockholders fail to approve Proposal Number Two, then the Company would evaluate alternative sources of financing.

The Board recommends you vote “FOR” Proposal Number Two to  authorize the Company to  issue up to $15 million of additional convertible preferred stock on the same or  more favorable terms as the Series A Convertible Preferred Stock issued in the Convertible Preferred Equity Offering.

Reasons for Board of Directors’ Recommendation

The Board believes that Proposal Number Two is in the best interests of the Company and its stockholders and should be approved.

In developing and arriving at its recommendation to the stockholders to vote in favor of Proposal Number Two, the Board – including the members of the Special Committee – explored with its independent financial advisor several alternatives to the Convertible Preferred Equity Offering to achieve the Company’s financing requirements, corporate strategy, and commercial and development goals.

For each of these alternatives, the Board – including the members of the Special Committee – considered the following factors:

•	The extent to which each alternative to the Convertible Preferred Equity Offering increases and maximizes stockholder value;
•	The degree of execution risk with each of the alternatives;
•	The dilution to existing stockholders for each alternative;
•	The timing of anticipated public announcements that may affect the Company’s stock price relative to closing each alternative;
•	The degree to which each alternative was dependent upon market certainty and how the passage of time might adversely affect the likelihood of closing a transaction;

•

The amount of time needed to complete each such alternative, and the extent to which Company resources – including time and capacity of the management team – may be required to effectuate a transaction;

•	The extent to which each alternative satisfied the Company’s financing needs; and
•	Other factors, costs, benefits, restrictions, and limitations that may have applied uniquely to a particular alternative.

After careful consideration and weighing of each of the potential financing alternatives against each of these factors, the Board determined that the Convertible Preferred Equity Offering provides the best opportunity to enable the Company to move forward with its operations, development activities, and growth.

Interests of Certain Persons in the PROPOSALS

When you consider our Board’s recommendation to vote in favor of the Proposals, you should be aware that our directors, executive officers and certain existing stockholders have a substantial interest in the approval of the Proposals that may be different from, or in addition to, the interests of our other stockholders.  Furthermore, each Backstop Party is a Company stockholder and three individuals, two individuals, and one individual from York, Valinor, and Halcyon, respectively, serve on our Board. As discussed above, the terms of the Series A Convertible Preferred Stock and Warrants were separately approved by the Special Committee.

For a more detailed description of York, Valinor and Halcyon’s potential to participate in the Convertible Preferred Equity Offering and the Company’s establishment of the Special Committee, please read “Series A Convertible Preferred Stock and Warrants” included above in this Proxy Statement.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of our voting securities as of May 18, 2018:

•	each person who is known to us to be the beneficial owner of more than 5% of our voting securities;
•	each of our directors; and
•	each of our named executive officers and all of executive officers and directors as a group.

Unless otherwise indicated, each person named below has an address in care of our principal executive offices and has sole power to vote and dispose of the shares of voting securities beneficially owned by them, subject to community property laws where applicable.

	Common Stock Beneficially Owned(**)		Percentage of Common Stock Beneficially Owned(%)
Name
Executive Officers and Directors:
Matthew K. Schatzman	1,115,634		* %
René van Vliet	267,210		* %
Benjamin Atkins	148,874		* %
Krysta De Lima	110,700		* %
Shaun Davison	213,768		* %
Kathleen Eisbrenner	9,361,596	(1)	8.6%
Avinash Kripalani	—	(2)	—%
William Vrattos	—	(3)	—%
David Magid	—	(4)	—%
Matthew Bonanno	—	(5)	—%
Brian Belke	—	(6)	—%
David Gallo	—	(7)	—%
L. Spencer Wells	24,085		* %
Eric S. Rosenfeld	1,624,851	(8)	1.5%
David D. Sgro	274,625	(9)	* %
All directors and executive officers as a group (15 persons)	13,141,343		12.1%
Other 5% Stockholders:
York Entities	57,743,859	(10)	53.2%
Valinor Entities	19,506,984	(11)	18.0%
Halcyon Entities	9,535,910	(12)	8.8%

*     Indicates beneficial ownership of less than 1% of the total outstanding Company common stock.

**   “Beneficial ownership” is a term broadly defined by the SEC in Rule 13d‑3 under the Exchange Act and includes more than typical forms of stock ownership, that is, stock held in the person’s name. The term also includes what is referred to as “indirect ownership,” meaning ownership of shares as to which a person has or shares investment or voting power. For purposes of this table, shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days of May  18, 2018 are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(1)	Includes 36,336 shares of Company common stock beneficially owned by Raymond Eisbrenner, Mrs. Eisbrenner’s husband.
(2)

Mr. Kripalani is a principal at Halcyon, and as such, may also be deemed the beneficial owner of shares of Company common stock held by the Halcyon Entities. Mr. Kripalani disclaims beneficial ownership over any securities owned by the Halcyon Entities (except to the extent of any pecuniary interest therein).

(3)

Mr. Vrattos is a partner at York Capital Management, L.P., and as such may also be deemed the beneficial owner of shares of Company common stock held by the York Entities. Mr. Vrattos disclaims beneficial ownership over any securities owned by the York Entities (except to the extent of any pecuniary interest therein).

(4)

Mr. Magid is a vice president at York Capital Management, L.P, and as such may also be deemed the beneficial owner of shares of Company common stock held by the York Entities. Mr. Magid disclaims beneficial ownership over any securities owned by the York Entities (except to the extent of any pecuniary interest therein).

(5)

Mr. Bonanno is a partner at York Capital Management, L.P, and as such may also be deemed the beneficial owner of shares of Company common stock held by the York Entities. Mr. Bonanno disclaims beneficial ownership over any securities owned by the York Entities (except to the extent of any pecuniary interest therein).

(6)

Mr. Belke is a partner at Valinor, and as such may also be deemed the beneficial owner of shares of Company common stock held by the Valinor Entities. Mr. Belke disclaims beneficial ownership over any securities owned by the Valinor Entities (except to the extent of any pecuniary interest therein).

(7)

Mr. Gallo is a partner at Valinor, and as such may also be deemed the beneficial owner of shares of Company common stock held by the Valinor Entities. Mr. Gallo disclaims beneficial ownership over any securities owned by the Valinor Entities (except to the extent of any pecuniary interest therein).

(8)

Includes 90,744 shares of Company common stock held by the Rosenfeld Children’s Successor Trust, a trust established for Mr. Rosenfeld’s children. Also includes 96,232 shares of Company common stock issuable upon exercise of warrants.

(9)	Includes 2,606 shares of Company common stock issuable upon exercise of warrants.
(10)

The business address of the York Entities is 767 Fifth Avenue, 17th Floor, New York, NY 10153. Consists of 12,595,493 shares of Company common stock held by York Credit Opportunities Investments Master Fund, L.P.; 2,516,160 shares of Company common stock held by York European Distressed Credit Fund II, L.P.; 13,532,503 shares of Company common stock held by York Multi-Strategy Master Fund, L.P.; 11,721,347 shares of Company common stock held by York Credit Opportunities Fund, L.P.; 9,216,933 shares of Company common stock held by York Capital Management, L.P.; and 8,161,422 shares of Company common stock held by York Select Strategy Master Fund L.P.  Share ownership is based on a Schedule 13D/A filed by the York Entities with the SEC on April 13, 2018.

(11)

The business address of the Valinor Entities is 510 Madison Avenue, 25th Floor, New York, NY 10022. Consists of 10,883,490 shares of Company common stock held by Valinor Capital Partners Offshore Master Fund, L.P.; 4,798,329 shares of Company common stock held by VND Partners, L.P.; and 3,825,165 shares of Company common stock held by Valinor Capital Partners, L.P.  Share ownership is based on a Schedule 13D/A filed by the Valinor Entities with the SEC on April 13, 2018.

(12)

The business address of the Halcyon Entities is 477 Madison Avenue, 8th Floor, New York, NY 10022. Consists of 325,165 shares of Company common stock held by Halcyon Solutions Master Fund, L.P.; 4,076,894 shares of Company common stock held by HCN L.P.; 2,641,178 shares of Company common stock held by Halcyon Mount Bonnell Fund LP; 1,743,592 shares of Company common stock held by Halcyon Energy, Power, and Infrastructure Capital Holdings LLC; and 641,581 shares of Company common stock held by First Series of HDML Fund I LLC. Beneficial ownership includes 107,500 shares of Company common stock issuable upon exercise of warrants held by Halcyon Solutions Master Fund, L.P.  Share ownership is based on a Schedule 13D/A filed by the Halcyon Entities with the SEC on April 16, 2018.

OTHER MATTERS

Neither we nor any of the persons named as proxies know of matters other than those described above to be voted on at the Special Meeting.  However, if any other matters are properly presented at the Special Meeting, it is the intention of the persons named as proxies to vote in accordance with their judgment on these matters, subject to the direction of the Board.

By Order of the Board,

/s/ Krysta De Lima
Krysta De Lima
General Counsel and Corporate Secretary

APPENDIX  A

CERTIFICATE OF DESIGNATION

OF

SERIES A CONVERTIBLE PREFERRED STOCK

OF

NEXTDECADE CORPORATION

NEXTDECADE CORPORATION, a Delaware corporation (the “Corporation”), certifies that, pursuant to the authority contained in Article Fourth of its Second Amended and Restated Certificate of Incorporation, as amended prior to the date hereof (the “Certificate of Incorporation”), and in accordance with the provisions of Section 151 of the Delaware General Corporation Law (the “DGCL”), the special committee of the board of directors of the Corporation (the “Special Committee”) duly approved and adopted on [•], 2018 the following resolution, which resolution remains in full force and effect on the date hereof:

WHEREAS, the Certificate of Incorporation authorizes the issuance of up to 480,000,000 shares of Common Stock and up to 1,000,000 shares of preferred stock, par value $.0001 per share, of the Corporation (“Preferred Stock”) in one or more series, and expressly authorizes the board of directors of the Corporation, subject to limitations prescribed by law, to establish and fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations and restrictions of the shares of such series; and

WHEREAS, pursuant to Section 3.10 of the Amended and Restated Bylaws of the Corporation, the board of directors of the Corporation may designate one or more committees, each such committee to consist of one or more of the directors of the Corporation in compliance with these Bylaws and all applicable laws, rules and regulations, including, but not limited to, the rules of the exchange on which the Corporation’s common stock is listed.  Any such committee, to the extent provided by law and in the resolution of the board of directors of the Corporation establishing such committee, shall have and may exercise all the powers and authority of the board of directors of the Corporation in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it and, so long as the resolutions expressly so provides, such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock; and

WHEREAS, the board of directors of the Corporation has established the Special Committee by resolutions upon a determination by the board of directors of the Corporation that doing so was in the best interests of the Corporation and its stockholders, and by resolutions expressly authorized the Special Committee to issue Preferred Stock; and

WHEREAS, the Special Committee desires to establish and fix such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations and restrictions of the Series A Preferred Stock defined below.

NOW, THEREFORE, BE IT RESOLVED, that the Series A Preferred Stock be, and hereby is, created, and that the number of shares thereof, the voting powers thereof and the designations, preferences and relative, participating, optional and other special rights thereof and the qualifications, limitations and restrictions thereof be, and hereby are, as follows:

1.General.

(a)The shares of such series are designated the Series A Convertible Preferred Stock (hereinafter referred to as the “Series A Preferred Stock”). The number of authorized shares constituting the Series A Preferred Stock shall be [•]. That number from time to time may be increased or decreased (but not below the number of shares of Series A Preferred Stock then outstanding) by (i) further resolution duly adopted by the board of directors of the Corporation, or any duly authorized committee thereof, and (ii) the filing of amendments to the Certificate of Incorporation pursuant to the provisions of the DGCL stating that such increase or decrease, as applicable, has been so authorized. The Corporation shall not have the authority to issue fractional shares of Series A Preferred Stock.

(b)Each share of Series A Preferred Stock will be identical in all respects to the other shares of Series A Preferred Stock.

(c)Shares of Series A Preferred Stock converted into Common Stock (as defined below) will be cancelled and will revert to authorized but unissued Preferred Stock, undesignated as to series.

(d)In any case where any Dividend Payment Date is not a Business Day, then (notwithstanding any other provision of this Certificate of Designations) payment of dividends need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Dividend Payment Date; provided,  however, that no interest will accrue on such amount of dividends for the period from and after such Dividend Payment Date, as the case may be.

(e)The Series A Preferred Stock, with respect to payment of dividends, rights upon a Change of Control and rights upon the liquidation, winding-up or dissolution of the Corporation, ranks: (i) senior in all respects to all Junior Stock; (ii) on a parity in all respects with all Parity Stock; and (iii) junior in all respects to all Senior Stock.

2.Certain Defined Terms.

As used in this Certificate of Designations, the following terms have the respective meanings set forth below:

(a)“Affiliate” shall have the meaning ascribed to such term as of the date hereof in Rule 405 under the Securities Act.

(b)“Business Day” means any day other than a Saturday, Sunday, any federal legal holiday or day on which banking institutions in the State of New York or the State of Texas are authorized or required by law or other governmental action to close.

(c)“Cash Dividends” has the meaning specified in Section 3(a).

(d)“Certificate of Designations” means this Certificate of Designations of the Series A Convertible Preferred Stock of the Corporation.

(e)“Certificate of Incorporation” has the meaning specified in the first paragraph of this Certificate of Designations.

(f)“Change of Control” means the occurrence of any of the following: (i) any sale, lease or transfer or series of sales, leases or transfers of all or substantially all of the  assets of the Corporation and its Subsidiaries; (ii) any direct or indirect transfer of the Corporation’s securities (including pursuant to any merger, consolidation, share exchange, recapitalization or reorganization of the Corporation in which the Corporation is the surviving corporation) such that after such transfer a Person or group of Persons (other than the holders of the Corporation’s capital stock immediately prior to such transfer and their respective Affiliates) would own, directly or indirectly, 50% or more of the outstanding voting stock of the Corporation; (iii) any merger, consolidation, share exchange, recapitalization or reorganization of the Corporation with or into another Person where the Corporation is not the surviving corporation; or (iv) a majority of the board of directors of the Corporation ceases to be comprised of Incumbent Directors.

(g)“Common Stock” means common stock of the Corporation, par value $.0001 per share.

(h)“Conversion Price” means $7.50 (Seven Dollars and Fifty Cents), subject to adjustment in accordance with the provisions of Section 5(g).

(i)“Conversion Ratio” means, with respect to any share of Series A Preferred Stock, an amount (subject to adjustment in accordance with the provisions of Section 5(g)) equal to the quotient of (i) the sum of (A) the Series A Issue Price, plus (B) any accrued but unpaid dividends on such share of Series A Preferred Stock as of immediately prior to the conversion thereof in accordance with Section 5,  divided by (ii) the Conversion Price.

(j)“Corporation” has the meaning specified in the first paragraph of this Certificate of Designations.

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(k)“DGCL” has the meaning specified in the first paragraph of this Certificate of Designations.

(l)“Dividend Payment Date” means January 15, April 15, July 15 and October 15 of each year, commencing on the date stipulated in Section 3(c)..

(m)“Dividend Rate” means a rate per annum equal to 12.0%.

(n)“Dividend Record Date” means, with respect to any Dividend Payment Date, the March 15, June 15, September 15 or December 15, as applicable, immediately preceding such Dividend Payment Date.

(o)“FID Event” means (i) the issuance of Notice to Proceed in accordance with the Engineering, Procurement and Construction contract for the Terminal with all conditions precedent thereunder for the issuance of Notice to Proceed having been satisfied, and (ii) the procurement of all necessary debt or equity financing arrangements to engineer, procure and construct the Terminal under said agreement, with all conditions precedent thereunder for initial draw of funds having been satisfied.

(p)“Holder” means, with respect to shares of Series A Preferred Stock, the stockholder in whose name such Series A Preferred Stock is registered in the stock books of the Corporation.

(q)“Incumbent Directors” means the individuals who, as of the Original Issue Date, are directors of the Corporation and any individual becoming a director subsequent to the Original Issue Date whose election, nomination for election by the Corporation’s stockholders, or appointment was approved by a vote of at least a majority of the then Incumbent Directors (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without objection to such nomination); provided,  however, that an individual shall not be an Incumbent Director if such individual’s election or appointment to the board of directors of the Corporation occurs as a result of an actual or threatened election contest (as described in Rule 14a‑12(c) under the Securities Exchange Act of 1934, as amended) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the board of directors of the Corporation.

(r)“Junior Stock” means the Common Stock and any other class or series of shares of capital stock of the Corporation hereafter authorized or established by the board of directors of the Corporation over which the Series A Preferred Stock has priority in the payment of dividends and in the distribution of assets upon any Liquidation.

(s)“Liquidation” means: (A) any voluntary or involuntary liquidation, dissolution, winding up of the Corporation; or (B) a Change of Control; provided,  however, that for the purposes of this definition and Section 4,  (C) the following shall not be deemed a Liquidation: (i) a consolidation of the Corporation with a Subsidiary, so long as the ownership of the Corporation remains substantially the same immediately following such consolidation; (ii) a merger effected to change the jurisdiction of incorporation of the Corporation so long as the ownership of the Corporation remains substantially the same immediately the merger; or (iii) a public or private equity offering by the Corporation that does not result in a Change of Control.

(t)“Mandatory Conversion Date” has the meaning specified in Section 5(b).

(u)“Mandatory Conversion” means the mandatory conversion of the Series A Preferred Stock at the Conversion Price (A) on the earlier of one or more of (i) ten (10) Business Days following an FID Event or (ii) the tenth anniversary of the Original Issue Date.

(v)“NASDAQ” shall mean any of the national securities exchanges owned or operated by NASDAQ, Inc.

(w)“Optional Conversion Date” has the meaning specified in Section 5(a)(i).

(x)“Original Issue Date” means [______] [•], 2018.

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(y)“Parity Stock” means any class or series of shares of the Corporation that have pari passu priority with the Series A Preferred Stock in the payment of dividends or in the distribution of assets upon any Liquidation.

(z)“Person” means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity.

(aa)“Pipeline” means the 137‑mile Rio Bravo pipeline to supply gas to the Terminal.

(bb)“PIK Dividend” has the meaning specified in Section 3(b).

(cc)“PIK Dividend Amount” has the meaning specified in Section 3(b).

(dd)“PIK Share” has the meaning specified in Section 3(b).

(ee)“Preferred Stock” has the meaning specified in the recitals to this Certificate of Designations.

(ff)“Project” means the Terminal together with the Pipeline.

(gg)“Quarter” means the three-month period ending on each of March 31, June 30, September 30 and December 31 of each year,  provided that, with respect to the first period following the Original Issue Date, such Quarter shall be deemed to include solely the portion of such period after the Original Issue Date.

(hh)“Quarterly Dividends” has the meaning specified in Section 3(b).

(ii)“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(jj)“Senior Stock” means each class of capital stock or series of preferred stock established after the Original Issue Date by the board of directors of the Corporation, the terms of which expressly provide that such class or series will rank senior to the Series A Preferred Stock as to payment of dividends or in the distribution of assets upon any Liquidation.

(kk)“Series A Issue Price” means an amount per share of Series A Preferred Stock equal to $1,000.00.

(ll)“Series A Liquidation Preference” means, with respect to each share of Series A Preferred Stock outstanding as of immediately prior to any Liquidation, an amount equal to the greater of (i) an amount equal to the sum of (A) the Series A Issue Price, plus (B) any accrued but unpaid dividends on such share of Series A Preferred Stock as of immediately prior to such Liquidation in accordance with Section 3, and (ii) the amount that would be distributable pursuant to such Liquidation in respect of the shares of Common Stock into which such share of Series A Preferred Stock would be converted pursuant to Section 5 (without regard to any of the limitations on convertibility contained therein and plus any payment in respect of any fractional interest pursuant to Section 5(c)) if all outstanding shares of the Corporation’s Preferred Stock were converted into shares of Common Stock as of immediately prior to such Liquidation.

(mm)“Series A Preferred Stock” has the meaning specified in Section 1(a).

(nn)“Series A Purchase Agreements” means those certain Convertible Preferred Stock Purchase Agreements, dated as of [_______] [•], 2018, by and among the Corporation and each Person defined as a Purchaser therein.

(oo)“Special Committee” has the meaning specified in the first paragraph of this Certificate of Designations.

(pp)“Subsidiary” means, with respect to any Person, any other Person of which a majority of the outstanding shares or other equity interests having the power to vote for directors or comparable managers are owned, directly or indirectly, by the first Person.

4

(qq)“Terminal” means the Rio Grande LNG terminal facility at the Port of Brownsville in southern Texas.

(rr)“Trading Day” means a day during which trading in securities generally occurs on NASDAQ or, if the Common Stock is not listed on NASDAQ, on the New York Stock Exchange or, if the Common Stock is not listed on NASDAQ or the New York Stock Exchange, on the principal other market on which the Common Stock is then traded. If the Common Stock is not so listed or traded, “Trading Day” means a Business Day.

(ss)“Transfer Agent” means Continental Stock Transfer & Trust Company, acting as the Corporation’s duly appointed transfer agent, registrar, conversion agent, dividend disbursing agent and paying agent for any securities of the Corporation, and its successors and assigns, or any other Person appointed to serve as transfer agent, registrar, conversion agent, dividend disbursing agent or paying agent by the Corporation.

3.Dividends.

(a)Dividends will, with respect to each share of Series A Preferred Stock, accrue on the Series A Issue Price at the Dividend Rate for each Quarter for the portion of such Quarter for which such share is outstanding, to and including the last day of such Quarter.  Dividends on the Series A Preferred Stock will accrue on a daily basis (at the Dividend Rate assuming a 365 day year), whether or not declared. Subject to the rights of holders of any Senior Stock, Holders will be entitled to receive, prior to any distributions made in respect of any Junior Stock in respect of the same Quarter, out of funds legally available for payment, cash dividends (“Cash Dividends”) on the Series A Issue Price at the Dividend Rate on each Dividend Payment Date in arrears in respect of the Quarter ending immediately prior to such Dividend Payment Date, provided that such Cash Dividends will be payable only when, as and if declared by the board of directors of the Corporation, and with respect to any Quarter, no Cash Dividend will be declared or payable to any holder of Junior Stock or Parity Stock unless a Cash Dividend is declared or paid to Holders of Series A Preferred Stock in such Quarter.

(b)Notwithstanding anything to the contrary in Section 3(a), if, at the election of the board of directors of the Corporation, the Corporation does not declare and pay all or any portion of a Cash Dividend payable on any Dividend Payment Date in accordance with Section 3(a) (with respect to each share of Series A Preferred Stock, the unpaid portion of such Cash Dividend, the “PIK Dividend Amount”), then the Corporation will deliver to each Holder of shares of Series A Preferred Stock, on such Dividend Payment Date, a number of shares of Series A Preferred Stock (each, a “PIK Share”) equal to the quotient of (i) the PIK Dividend Amount payable in respect of the shares of Series A Preferred Stock held by such Holder, divided by (ii) the Series A Issue Price (such dividend, a “PIK Dividend” and together with Cash Dividends, “Quarterly Dividends”).  Any PIK Dividend declared and paid in accordance with this Section 3(b) will reduce, on a dollar-for-dollar basis, the amount of Cash Dividends otherwise required to be paid under Section 3(a) with respect to any Quarter.  No fractional shares of Series A Preferred Stock shall be issued to any Holder pursuant to this Section 3(b) (after taking into account all shares of Series A Preferred Stock held by such Holder) and in lieu of any such fractional share, the Corporation shall pay to such Holder, at the Corporation’s option, either (1) an amount in cash equal to the applicable fraction of a share of Series A Preferred Stock multiplied by the Series A Liquidation Preference per share of Series A Preferred Stock or (2) one additional whole share of Series A Preferred Stock.  Each share of Series A Preferred Stock paid as a PIK Dividend under this Section 3(b) shall have a deemed value equal to the Series A Issue Price.  Notwithstanding anything to the contrary in this Section 3(b), the Corporation shall not declare or pay a Cash Dividend to any holder of shares of Junior or Parity Stock in any Quarter if, during such Quarter, the Corporation declares or pays a PIK Dividend to any Holder of Series A Preferred Stock.

(c)Quarterly Dividends will be payable in arrears on each Dividend Payment Date (commencing on the first Dividend Payment Date occurring at least forty-five (45) days after the Original Issue Date) for the Quarter ending immediately prior to such Dividend Payment Date, to the Holders of Series A Preferred Stock as they appear on the Corporation’s stock register at the close of business on the relevant Dividend Record Date. Notwithstanding the foregoing, the Corporation will not be required to pay Cash Dividends on the Series A Preferred Stock to the extent prohibited by any Corporate Indebtedness or to pay any Quarterly Dividend on the Series A Preferred Stock to the extent not consistent with applicable law, but in such case, such unpaid amounts will be cumulative and will compound Quarterly on each Dividend Payment Date in arrears.

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(d)Subject to this Section 3, dividends (payable in cash, securities or other property) as may be determined by the board of directors of the Corporation may be declared and paid on any of the Corporation’s securities, including the Common Stock, from time to time out of funds legally available for such payment, provided, that in the event that the Corporation declares or pays any dividends upon the Common Stock, other than non-cash dividends that give rise to an adjustment to the Conversion Price pursuant to Section 5(g), the Corporation shall also declare and pay to the Holders of the Series A Preferred Stock at the same time that it declares and pays such dividends to the holders of the Common Stock, the dividends which would have been declared and paid with respect to the Common Stock issuable upon conversion of the Series A Preferred Stock had all of the outstanding Series A Preferred Stock been converted immediately prior to the record date for such dividend, or if no record date is fixed, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

(e)The Corporation covenants that, so long as any shares of Series A Preferred Stock remain outstanding:

(i)the Corporation will, from time to time, take all steps necessary to increase the authorized number of shares of its Preferred Stock if at any time the authorized number of shares of Preferred Stock remaining unissued would otherwise be insufficient to allow delivery of all PIK Shares deliverable as of the next applicable Dividend Payment Date, assuming that the Quarterly Dividends then payable would be paid in their entirety as PIK Dividends; and

(ii)all PIK Shares will, upon issuance, be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer (other than restrictions on transfer arising under federal and state securities laws and under the Series A Purchase Agreement) and will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein and liens created by the Holder thereof).

4.Liquidation.

(a)In the event of any Liquidation, before any distribution is made to holders of shares of Junior Stock or Parity Stock, the Holders of the Series A Preferred Stock will be entitled to receive in respect of each share of Series A Preferred Stock held by such Holder as of immediately prior to such Liquidation, from the assets of the Corporation, or proceeds thereof, distributable among the holders of the Corporation’s then-outstanding shares of capital stock, an amount equal to the Series A Liquidation Preference applicable to such share of Series A Preferred Stock.  If, upon such Liquidation, the assets of the Corporation, or proceeds thereof, are insufficient to pay the full Series A Liquidation Preference of each then-outstanding share of Series A Preferred Stock, then all such assets and proceeds of the Corporation so distributable will be distributed ratably in respect of the then-outstanding shares of Series A Preferred Stock, in proportion to their respective Series A Liquidation Preferences.

(b)Notice of any Liquidation will be given by mail, postage prepaid, not less than thirty (30) days prior to the distribution or payment date stated therein, to each Holder of record of Series A Preferred Stock appearing on the stock books of the Corporation as of the date of such notice at the address of said Holder shown therein. Such notice will state a distribution or payment date, the aggregate Series A Liquidation Preference distributable in respect of all shares of Series A Preferred Stock then held by such Holder and the place where such amount will be distributable or payable.

(c)After the payment in cash to the Holders of shares of the Series A Preferred Stock of the full Series A Liquidation Preference with respect to outstanding shares of Series A Preferred Stock, the Holders of outstanding shares of Series A Preferred Stock will have no right or claim, based on their ownership of shares of Series A Preferred Stock, to any of the remaining assets of the Corporation.

5.Conversion.

(a)Optional Conversion by the Corporation.  The Corporation shall have the option to force the conversion of all, but not less than all, of the Series A Preferred Stock at the Conversion Price on any date with respect to which the volume

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weighted average trading price of the Common Stock for each Trading Day during any sixty (60) of the prior ninety (90) Trading Days is equal to or greater than 175% of the Conversion Price, subject to the following terms and conditions:

(i)The Corporation shall give written notice each Holder of its election to force conversion of the Series A Preferred Stock plus any accrued but unpaid dividends on the Series A Preferred Stock as of immediately prior to the conversion thereof.

(ii)Each share of Series A Preferred Stock will be convertible pursuant to this Section 5(a) into a number of shares of Common Stock equal to the Conversion Ratio applicable to such share of Series A Preferred Stock as of immediately prior to the close of business on the day of surrender (or, if not a Business Day, then the next Business Day thereafter) of the certificate for such share for conversion in accordance with Section 5(a)(iii) or the day designated by the Company which is no more than ten Business Days after the date on which the optional conversion is triggered pursuant to clause (a) above (the “Optional Conversion Date”).

(iii)Each Holder agrees to surrender at the office of the Corporation the certificate(s) therefor, duly endorsed or assigned to the Corporation or in blank.

(iv)Shares of Series A Preferred Stock will be deemed to have been converted immediately prior to the close of business on the Optional Conversion Date, and at such time the rights of the Holder of such shares of Series A Preferred Stock as a holder thereof will cease and from and after such time the Person entitled to receive the Common Stock issuable upon such conversion will be treated for all purposes as the record holder of such Common Stock. As promptly as practicable on or after the Optional Conversion Date, the Corporation will issue and deliver at such office a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with payment in lieu of any fraction of a share, as provided in Section 5(c), to the Person or Persons entitled to receive the same.

(b)Mandatory Conversion.  With respect to a Mandatory Conversion, the Corporation must convert all, but not less than all, of the Series A Preferred Stock into shares of Common Stock, on and subject to the following terms and conditions:

(i)The Corporation must exercise the right of conversion set forth in this Section 5(b) by establishing the date (the “Mandatory Conversion Date”), which will be  the 10th Business Day following an FID Event, as of which such conversion shall be effected in accordance with this Section 5(b).

(ii)Each share of Series A Preferred Stock will be convertible pursuant to this Section 5(b) into a number of shares of Common Stock equal to the Conversion Ratio applicable to such share of Series A Preferred Stock as of immediately prior to the close of business on the Mandatory Conversion Date.

(iii)Each share of Series A Preferred Stock will be deemed to have been converted immediately prior to the close of business on the Mandatory Conversion Date, and at such time the rights of the Holder of such shares of Series A Preferred Stock as a Holder thereof will cease and from and after such time the Person entitled to receive the Common Stock issuable upon such conversion will be treated for all purposes as the record holder of such Common Stock. As promptly as practicable on or after the conversion date and after surrender of the certificate(s) representing the converted Series A Preferred Stock, the Corporation will issue and deliver a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with payment in lieu of any fraction of a share, as provided in Section 5(c), to the Person or Persons entitled to receive the same.

(c)Fractional Interests.  If more than one share of Series A Preferred Stock is presented for conversion at the same time by the same Holder (either pursuant to Section 5(a) or Section 5(b)), the number of full shares of Common Stock which will be issuable upon such conversion thereof will be computed on the basis of the aggregate number of shares of Series A Preferred Stock to be converted by such Holder.  The Corporation will not be required upon the conversion of any shares of Series A Preferred Stock to issue any fractional shares of Common Stock, but may, in lieu of issuing any fractional share of Common Stock that would otherwise be issuable upon such conversion, pay a cash adjustment in respect

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of such fraction in an amount equal to the product of (i) such fraction, multiplied by (ii) the volume-weighted average trading price of the Common Stock for the ten (10) Trading Days immediately prior to the Mandatory Conversion Date. No Holder of Series A Preferred Stock will be entitled to receive any fraction of a share of Common Stock or a stock certificate representing a fraction of a share of Common Stock if such amount of cash is paid in lieu thereof.

(d)Reservation and Authorization of Common Stock. The Corporation covenants that, so long as any shares of Series A Preferred Stock remain outstanding:

(i)the Corporation will at all times reserve and keep available, from its authorized and unissued Common Stock solely for issuance and delivery upon the conversion of the shares of Series A Preferred Stock, such number of shares of Common Stock as from time to time will be issuable upon the conversion in full of all outstanding shares of Series A Preferred Stock;

(ii)the Corporation will, from time to time, take all steps necessary to increase the authorized number of shares of its Common Stock if at any time the authorized number of shares of Common Stock remaining unissued would otherwise be insufficient to allow delivery of all the shares of Common Stock then deliverable upon the conversion of all outstanding shares of Series A Preferred Stock; and

(iii)all shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock will, upon issuance, be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer (other than restrictions on transfer arising under federal and state securities laws and the Series A Purchase Agreement) and will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein and liens created by the Holder thereof). The Corporation hereby authorizes and directs the Transfer Agent for the Common Stock at all times to reserve stock certificates of deposit such stock certificates on behalf of the Corporation with the Depository Trust Company for such number of authorized shares of Common Stock as are required for such purpose.

(e)Notwithstanding anything to the contrary contained in this Certificate of Designations, the number of shares of Common Stock or PIK Shares that may be issued under this Certificate of Designations, for any reason, may not exceed the maximum number of shares which the Corporation may issue without obtaining shareholder approval under applicable law (including, for the avoidance of doubt, the shareholder approval rules of NASDAQ or any other national securities exchange on which the shares of Common Stock are then listed) unless such shareholder approval has been obtained.  Additionally, the Corporation will not issue any shares of Common Stock or PIK Shares under this Certificate of Designations, unless at the time of such issuance, the maximum number of shares then issuable may be issued under such rules without any shareholder approval, unless the requisite shareholder approval has been obtained. The foregoing restriction shall continue notwithstanding any failure of the Common Stock to continue to be listed on NASDAQ. In the event the Corporation is restricted from issuing shares of Common Stock or PIK Shares pursuant to this Certificate of Designations in accordance with the preceding sentence, the Corporation will be required to satisfy its obligations with respect to PIK Shares by paying cash in respect of such dividend payment obligation.

(f)Payment of Taxes. The Corporation will pay any and all taxes (other than income taxes) that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of shares of Series A Preferred Stock pursuant hereto.  The Corporation also will not impose any service charge in connection with any conversion of the shares of Series A Preferred Stock to shares of Common Stock. The Corporation will not be required, however, to pay any tax or other charge imposed in respect of any transfer involved in the issue and delivery of any certificates for shares of Common Stock or payment of cash or other property to any recipient other than any such Holder of a share of Series A Preferred Stock converted, and in the case of, any such transfer or payment, the Transfer Agent for the Series A Preferred Stock and the Corporation will not be required to issue or deliver any certificate or pay any cash until (i) such tax or charge has been paid or an amount sufficient for the payment thereof has been delivered to the Transfer Agent for the Series A Preferred Stock or the Corporation, or (ii) it has been established to the Corporation’s satisfaction that any such tax or other charge that is or may become due has been paid.

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(g)Conversion Price Adjustment.  The Conversion Price and the number and kind of shares of stock of the Corporation issuable on conversion shall be adjusted from time to time as follows:

(i)Subdivisions and Combinations.

If the Corporation (a) subdivides its outstanding Common Stock into a greater number of shares or (b) combines its outstanding Common Stock into a smaller number of shares of Common Stock, then the Conversion Price in effect immediately after the effectiveness of such subdivision or combination shall be adjusted as follows:

CP1 = CP0 x (OS0 / OS1)

Where:

CP1 = the Conversion Price in effect immediately after the effectiveness of such subdivision or combination;

CP0 = the Conversion Price in effect immediately before the effectiveness of such subdivision or combination;

OS0 = the number of shares of Common Stock outstanding immediately before the effectiveness of such subdivision or combination; and

OS1 = the number of shares of Common Stock outstanding immediately after the effectiveness of such subdivision or combination.

(ii)Dividends Payable in Shares of Common Stock.

If the Corporation pays a dividend or otherwise makes a distribution payable in shares of Common Stock to all or substantially all of the holders of the outstanding shares of any class or series of stock of the Corporation, the Conversion Price shall be adjusted as follows:

CP1 = CP0 x (OS0 / OS1)

Where:

CP1 = the Conversion Price in effect immediately after the close of business on the record date for such dividend or distribution;

CP0 = the Conversion Price in effect immediately before the close of business on the record date for such dividend or distribution;

OS0 = the number of shares of Common Stock outstanding immediately before the close of business on the record date for such dividend or distribution; and

OS1 = the number of shares of Common Stock outstanding immediately after payment of such dividend or distribution.

If the total number of shares constituting the dividend or distribution does not exceed 1.0% as provided above, no adjustment shall be made to the Conversion Price, but such shares constituting the dividend or distribution shall be included in the next succeeding dividend or other distribution for purposes of determining whether an adjustment to the Conversion Price shall occur in accordance with this sentence.  In case shares of Common Stock are not issued after a record date has been fixed, the Conversion Price shall be readjusted to the Conversion Price that would have been in effect if the record date had not been fixed.

(iii)Common Stock Issuances.  (A) If the Company shall at any time or from time to time, issue, sell or otherwise dispose of any additional shares of Common Stock (including shares owned or held by or for the

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account of the Company), however designated (other than (u) Common Stock or warrants or options to purchase such additional number of shares of Common Stock, in each case issued in connection with a bona fide acquisition, merger or similar transaction; (v) shares of Common Stock issued pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Corporation’s securities or the investment of additional optional amounts in shares of Common Stock under any such plan; (w) the issuance of any shares of Common Stock or options or rights to purchase such shares designated for such issuance as of the date hereof pursuant to any of the Corporation’s employee, director, trustee, or consultant benefit plans, employment agreements, or similar arrangements or programs; (x) the issuance of any shares of Common Stock pursuant to any option, warrant, right, or exercisable or convertible security outstanding as of the date shares of Series A Preferred Stock were first issued; (y) a change (by merger, reclassification, or otherwise) in the par value of the Common Stock; or (z) the issuance of up to 7,500,000 shares of Common Stock or any securities convertible into or exchangeable or exercisable for up to 7,500,000 shares of Common Stock in one or more public offerings)  then the Conversion Price shall be adjusted as follows:

CP1 = CP0 – (CP0 x SI/ OS1)

Where:

CP1 = the Conversion Price in effect immediately after the issuance of additional shares of Common Stock;

CP0 = the Conversion Price in effect immediately prior to the issuance of additional shares of Common Stock;

SI = the number of additional shares of Common Stock issued (excluding any shares described in clauses (v) – (z) above);

OS1 = the number of shares of Common Stock outstanding immediately after the issuance of additional shares of Common Stock.

(iv)Deferral of Issuance of Additional Shares in Connection with Conversions between a Record Date and Occurrence of Triggering Event.

In any case in which this Section 5(g) requires that an adjustment as a result of any event become effective from and after a record date, the Corporation may elect to defer until after the occurrence of the event (a) issuing to the Holder of any shares of Series A Preferred Stock converted after the record date and before the occurrence of the event the additional shares of Common Stock issuable upon such conversion over and above the shares issuable on the basis of the Conversion Price in effect immediately before adjustment, and (b) paying to such Holder any amount in cash in lieu of a fractional share of Common Stock under Section 5(c) above.  In any such case, the Corporation shall issue or cause a transfer agent to issue evidence, in a form reasonably satisfactory to the Holders of such shares of Series A Preferred Stock, of the right to receive the shares as to which the issuance is deferred.

(v)Postponement of Small Adjustments.

Any adjustment in the Conversion Price otherwise required to be made by this Section 5 may be postponed until the date of the next adjustment otherwise required to be made up to, but not beyond, one year from the date on which it would otherwise be required to be made, if such adjustment (together with any other adjustments postponed under this Section 5(g)(v) and not theretofore made) would not require an increase or decrease of more than 1% in such price and would not, if made, entitle the Holders of all then outstanding shares of Series A Preferred Stock upon conversion to receive additional shares of Common Stock equal in the aggregate to one-tenth of one percent (0.1%) or more of the then issued and outstanding shares of Common Stock.  All calculations under this Section 5(g)(v) shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

(vi)Reductions in Conversion Price to Avoid Tax Effects.

The board of directors of the Corporation may make such reductions in the Conversion Price, in addition to those required by this Section 5(g), as shall be determined by the board of directors of the Corporation in good faith to

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be advisable in order to avoid taxation to the recipients so far as practicable of any dividend of stock or stock rights or any event treated as such for federal income tax purposes.

(vii)No Adjustment for Participating Transactions.

The Corporation shall not make any adjustment pursuant to this Section 5(g) if Holders of shares of Series A Preferred Stock are permitted to participate, concurrently with the holders of Common Stock and on an as-converted basis, in any transaction described in this Section 5(g).

(viii)No Adjustment for Other Actions or Transactions.

No adjustment shall be made to the conversion rights of the Series A Preferred Stock except as specifically set forth in this Section 5(g).

(ix)Successive Adjustments; Multiple Adjustments.

After an adjustment is made to the Conversion Price under this Section 5, any subsequent event requiring an adjustment under this Section 5 shall cause an adjustment to such Conversion Price, as so adjusted.

6.Voting.

(a)The Holders of shares of Series A Preferred Stock shall only have such voting rights as provided for in this Section 6 or as otherwise specifically required by law, the Certificate of Incorporation or the Corporation’s bylaws. As to matters upon which Holders of shares of Series A Preferred Stock are entitled to vote as a class, the Holders of Series A Preferred Stock will be entitled to one vote per share of Series A Preferred Stock held.  The approval of any such matters required to be submitted to such vote will determined by the Holders holding a majority of the issued and outstanding shares of the Series A Preferred Stock.

(b)Each Holder of outstanding shares of Series A Preferred Stock shall be entitled to vote with holders of outstanding shares of Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration (whether at a meeting of stockholders of the Corporation, by written action of stockholders in lieu of a meeting or otherwise), except as provided by law.  In any such vote, each share of Series A Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which such share is convertible pursuant to Section 5(a) as of the record date for such vote or written consent or, if there is no specified record date, as of the date of such vote or written consent.  Each Holder of outstanding shares of Series A Preferred Stock shall be entitled to notice of all stockholder meetings (or requests for written consent) in accordance with the Corporation’s bylaws.

(c)So long as 50% of the Series A Preferred Stock originally issued at the Original Issue Date (for the avoidance of doubt, not taking into account any subsequent additional authorizations by the board of directors of the Corporation) remain outstanding, in addition to any other vote or consent of stockholders required by law, the Certificate of Incorporation, or the Corporation’s bylaws, the Corporation will not, directly or indirectly, without the affirmative vote at a meeting (or the written consent with or without a meeting) of the Holders of at least a majority of the number of shares of Series A Preferred Stock then outstanding:

(i)Authorize, create (by reclassification or otherwise) or approve the issuance of any shares of, or of any security convertible into, or convertible or exchangeable for shares of, any Senior Stock (or amend the terms of any existing shares to provide for such ranking);

(ii)Authorize, create (by reclassification or otherwise) or approve the issuance of any shares of, or of any security convertible into, or convertible or exchangeable for shares of, Parity Stock (or amend the terms of any existing shares to provide for such ranking) except such Parity Stock that is issued to Persons other than Affiliates, directors, officers, employees or consultants of the Corporation; or

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(iii)take any other corporate action that adversely affects any of the rights, preferences or privileges of the Series A Preferred Stock; provided,  however, that for the avoidance of doubt this Section 6(c)(iii) shall not refer to any commercial or business decision made by the Corporation that may affect the value of the Series A Preferred Stock but does not change its rights, preferences or privileges (such as the incurrence of debt) or the issuance of Parity Stock permitted by Section 6(c)(ii).

(d)So long as any of the Series A Preferred Stock remains outstanding, in addition to any other vote or consent of stockholders required by law, the Certificate of Incorporation, or the Corporation’s bylaws, the Corporation will not, directly or indirectly, without the affirmative vote at a meeting (or the written consent with or without a meeting) of the Holders of at least a majority of the number of shares of Series A Preferred Stock then outstanding, amend, alter or repeal any of the provisions of the Certificate of Incorporation so as to affect adversely the powers, designations, preferences or rights of the Series A Preferred Stock or the Holders thereof or amend, alter or repeal any of the provisions of this Certificate of Designations; provided,  however, that, for the avoidance of doubt, an amendment to the Certificate of Incorporation or this Certificate of

Designations to authorize or create, or to increase the authorized amount of, any Junior Stock will not be deemed to affect adversely the powers, designations, preferences or rights of the Series A Preferred Stock or the Holders thereof.

For the avoidance of doubt, nothing herein limits the ability of the Corporation to issue Common Stock.

7.Share Certificates; Transfer of Shares; Record Holders.

(a)Restrictive Legends.

(i)Legends. Until such time as the Series A Preferred Stock and Common Stock issued upon the conversion of Series A Preferred Stock, as applicable, have been sold pursuant to an effective registration statement under the Securities Act, or the Series A Preferred Stock or Common Stock issued upon the conversion of Series A Preferred Stock, as applicable, are eligible for resale pursuant to Rule 144 promulgated under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate issued with respect to a share of Series A Preferred Stock or any Common Stock issued upon the conversion of Series A Preferred Stock will, in addition to any legend required under the Series A Purchase Agreement or any other agreement applicable to such shares, bear a legend in substantially the following form:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.

(ii)Removal of Legend.  In connection with a sale of the Series A Preferred Stock or Common Stock issued upon the conversion of Series A Preferred Stock, as applicable, in reliance on Rule 144 promulgated under the Securities Act, the applicable holder or its broker shall deliver to the Corporation a broker representation letter providing to the Corporation any information the Corporation deems necessary to determine that such sale is made in compliance with Rule 144 promulgated under the Securities Act, including, as may be appropriate, a certification that such holder is not an affiliate of the Corporation (as defined in Rule 144 promulgated under the Securities Act) and a certification as to the length of time the applicable equity interests have been held. Upon receipt of such representation letter, the Corporation shall promptly remove the restrictive legend, and the

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Corporation shall bear all costs associated with the removal of such legend.  At such time as the Series A Preferred Stock and Common Stock issued upon the conversion of Series A Preferred Stock, as applicable, have been sold pursuant to an effective registration statement under the Securities Act or have been held by the applicable holder for more than one year where the holder is not, and has not been in the preceding three months, an affiliate of the Corporation (as defined in Rule 144 promulgated under the Securities Act), if the restrictive legend is still in place, the Corporation agrees, upon request of such holder, to take all steps necessary to promptly effect the removal of such legend, and the Corporation shall bear all costs associated with such removal of such legend.  The Corporation shall cooperate with the applicable holder to effect the removal of such legend at any time such legend is no longer appropriate.

(b)Certificates Representing Shares of Series A Preferred Stock.

(i)Form and Dating.  Certificates representing shares of Series A Preferred Stock and the Transfer Agent’s certificate of authentication will be substantially in the form set forth in Exhibit A, which is hereby incorporated in and expressly made a part of this Certificate of Designations. The Series A Preferred Stock certificate may have notations, legends or endorsements required by law, stock exchange rules or agreements (including the Series A Purchase Agreement) to which the Corporation or the shares represented by such certificate are subject, if any, provided that any such notation, legend or endorsement is in a form acceptable to the Corporation.  Each Series A Preferred Stock certificate will be dated the date of its authentication.

(ii)Execution and Authentication. Two Officers shall sign each Series A Preferred Stock certificate for the Corporation by manual or facsimile signature.

(A)If an Officer whose signature is on a Series A Preferred Stock certificate no longer holds that office at the time the Transfer Agent authenticates the Series A Preferred Stock certificate, the Series A Preferred Stock certificate will be valid nevertheless.

(B)A  Series A Preferred Stock certificate will not be valid until an authorized signatory of the Transfer Agent manually signs the certificate of authentication on the Series A Preferred Stock certificate. The signature will be conclusive evidence that the Series A Preferred Stock certificate has been authenticated under this Certificate of Designations.

(C)The Transfer Agent shall authenticate and deliver certificates for shares of Series A Preferred Stock for original issue upon a written order of the Corporation signed by two Officers of the Corporation. Such order will specify the number of shares of Series A Preferred Stock to be authenticated and the date on which the original issue of the Series A Preferred Stock is to be authenticated.

(D)The Transfer Agent may appoint an authenticating agent reasonably acceptable to the Corporation to authenticate the certificates for the Series A Preferred Stock. Unless limited by the terms of such appointment, an authenticating agent may authenticate certificates for the Series A Preferred Stock whenever the Transfer Agent may do so. Each reference in this Certificate of Designations to authentication by the Transfer Agent includes authentication by such agent. An authenticating agent has the same rights as the Transfer Agent or agent for service of notices and demands.

(iii)Transfer. When any certificate representing shares of Series A Preferred Stock is presented to the Transfer Agent with a request to register the transfer of such shares, the Transfer Agent shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided,  however, that such shares being surrendered for transfer:

(A)will be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Corporation and the Transfer Agent, duly executed by the Holder thereof or its attorney duly authorized in writing; and

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(B)are being transferred pursuant to Sections 7(b)(iii)(B)(1) or 7(b)(iii)(B)(2) below, and are accompanied by the following additional information and documents, as applicable:

(1)if such certificates are being delivered to the Transfer Agent by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect in substantially the form of Exhibit B hereto; or

(2)if such certificates are being transferred to the Corporation or to a “qualified institutional buyer” in accordance with Rule 144A under the Securities Act or pursuant to another exemption from registration under the Securities Act, (x) a certification to that effect in substantially the form of Exhibit B hereto, and (y) an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 7(a)(i).

(iv)Replacement Certificates. If any of the Series A Preferred Stock certificates are mutilated, lost, stolen or destroyed, the Corporation shall issue, in exchange and in substitution for and upon cancellation of the mutilated Series A Preferred Stock certificate, or in lieu of and substitution for the Series A Preferred Stock certificate lost, stolen or destroyed, a new Series A Preferred Stock certificate of like tenor and representing an equivalent amount of shares of Series A Preferred Stock, but only upon receipt of evidence of such loss, theft or destruction of such Series A Preferred Stock certificate and indemnity, if requested, satisfactory to the Corporation and the Transfer Agent.

(v)Cancellation. In the event the Corporation purchases or otherwise acquires certificates representing shares of Series A Preferred Stock, the same will thereupon be delivered to the Transfer Agent for cancellation. The Transfer Agent and no one else shall cancel and destroy all Series A Preferred Stock certificates surrendered for transfer, exchange, replacement or cancellation and deliver a certificate of such destruction to the Corporation unless the Corporation directs the Transfer Agent to deliver canceled Series A Preferred Stock certificates to the Corporation.  The Corporation may not issue new Series A Preferred Stock certificates to replace Series A Preferred Stock certificates to the extent they evidence Series A Preferred Stock which the Corporation has purchased or otherwise acquired.

(c)Record Holders.  Prior to due presentment for registration of transfer of any shares of Series A Preferred Stock, the Transfer Agent and the Corporation may deem and treat the Person in whose name such shares are registered as the absolute owner of such Series A Preferred Stock, and neither the Transfer Agent nor the Corporation shall be affected by notice to the contrary.

(d)No Obligation of the Transfer Agent.  The Transfer Agent will have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Certificate of Designations or under applicable law with respect to any transfer of any interest in any Series A Preferred Stock other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Certificate of Designations, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

8.No Other Rights.

The shares of Series A Preferred Stock will not have any powers, designations, preferences or relative, participating, optional or other special rights, nor will there be any qualifications, limitations or restrictions or any powers, designations, preferences or rights of such shares, other than as set forth in this Certificate of Designations or in the Certificate of Incorporation or as may be provided by law.

[Remainder of page intentionally left blank. Signature page follows.]

14

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations to be signed and attested this day of [•], 2018.

THE CORPORATION:

NEXTDECADE CORPORATION

By:
Name:
Title:

Attest:
Name:
Title:

Signature page to Certificate of Designations of

Series A Convertible Preferred Stock of NextDecade Corporation

EXHIBIT A

FORM OF SERIES A CONVERTIBLE PREFERRED STOCK

FACE OF SECURITY

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.

EXHIBIT A-1

Certificate Number	[•] Shares of
[•]	Series A Convertible Preferred Stock

Series A Convertible Preferred Stock

of

NEXTDECADE CORPORATION

NEXTDECADE CORPORATION, a Delaware corporation (the “Corporation”), hereby certifies that [•] (the “Holder”) is the registered owner of [•] fully paid and non-assessable shares of preferred stock, par value $.0001 per share, of the Corporation designated as the Series A Convertible Preferred Stock (the “Series A Preferred Stock”). The shares of Series A Preferred Stock are transferable on the books and records of the Transfer Agent, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Series A Preferred Stock represented hereby are issued and will in all respects be subject to the provisions of the Certificate of Designations adopted by the Corporation on April [•], 2018, as the same may be amended from time to time (the “Certificate of Designations”). Capitalized terms used but not otherwise defined herein will have the respective meanings given to such terms in the Certificate of Designations. The Corporation will provide a copy of the Certificate of Designations to a Holder without charge upon written request to the Corporation at its principal place of business.

Reference is hereby made to select provisions of the Series A Preferred Stock set forth on the reverse hereof, and to the Certificate of Designations, which select provisions and the Certificate of Designations will for all purposes have the same effect as if set forth at this place.

Upon receipt of this certificate, the Holder is bound by the Certificate of Designations and is entitled to the benefits thereunder.

Unless the Transfer Agent’s Certificate of Authentication hereon has been properly executed, these shares of Series A Preferred Stock will not be entitled to any benefit under the Certificate of Designations or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Corporation has executed this certificate this [       ] day of [_____], 20[   ].

NEXTDECADE CORPORATION

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT A-2

TRANSFER AGENT’S CERTIFICATE OF AUTHENTICATION

These are shares of the Series A Preferred Stock referred to in the within-mentioned Certificate of Designations.

Dated: [____________], 20[    ]

[Continental Stock Transfer & Trust Company],
as Transfer Agent,

By:
Authorized Signatory

EXHIBIT A-3

REVERSE OF SECURITY

The shares of Series A Preferred Stock will be convertible into shares of the Corporation’s Common Stock at the option of the Holder or the Corporation and redeemable by the Corporation, in each case, upon the satisfaction of the respective conditions and in the respective manner and according to the respective terms set forth in the Certificate of Designations.

The Corporation will furnish without charge to each Holder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock and the qualifications, limitations or restrictions of such preferences or rights.

EXHIBIT A-4

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers the shares of Series A Preferred Stock evidenced hereby to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints:

agent to transfer the shares of Series A Preferred Stock evidenced hereby on the books of the Transfer Agent. The agent may substitute another to act for him or her.

Date:

Signature:
(Sign exactly as your name appears on the other side of this Series A Preferred Stock Certificate)

Signature Guarantee:	[1]

1      Signature must be guaranteed by an “eligible guarantor institution” that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT A-5

EXHIBIT B

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

REGISTRATION OF TRANSFER OF PREFERRED STOCK

Re:Series A Convertible Preferred Stock (the “Series A Preferred Stock”) of NextDecade Corporation, a Delaware corporation (the “Corporation”)

This Certificate relates to [•] shares of Series A Preferred Stock held by [____________] (the “Transferor”).

The Transferor has requested the Transfer Agent by written order to exchange or register the transfer of Series A Preferred Stock.

In connection with such request and in respect of such Series A Preferred Stock, the Transferor does hereby certify that the Transferor is familiar with the Certificate of Designations relating to the above-captioned Series A Preferred Stock and that the transfer of this Series A Preferred Stock does not require registration under the Securities Act of 1933, as amended (the “Securities Act”), because (please check the applicable box):

☐such shares of Series A Preferred Stock are being acquired for the Transferor’s own account without transfer;

☐such shares of Series A Preferred Stock are being transferred to the Corporation;

☐such shares of Series A Preferred Stock are being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act), in reliance on Rule 144A; or

☐such shares of Series A Preferred Stock are being transferred in reliance on, and in compliance with, another exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Corporation so requests).

[•]

By:

Date:

EXHIBIT B-1

SPECIAL MEETING OF NEXTDECADE CORPORATION					Special Meeting of NextDecade Corporation
Date: June , 2018 Time: 9:00 A.M. (Local Time) Place: 3 Waterway Square Place, Suite 400, The Woodlands, Texas 77380					to be held on June , 2018 for Holders as of , 2018 This proxy is being solicited on behalf of the Board of Directors
Please make your marks like this: ☒ Use dark black pencil or pen only
					INTERNET	VOTED BY:	Call TELEPHONE
The Board of Directors recommends you vote FOR Proposal Number One and Proposal Number Two:					Go To
					www.proxypush.com/NEXT		866-892-1461
				Directors	• Cast your vote online.	OR	• Use any touch-tone telephone.
	For	Against	Abstain	Recommend	• View Meeting Documents.		• Have your Proxy Card/Voting Instruction Form ready.
Proposal Number One:							

To approve the terms of the Series A Convertible Preferred Stock, which include associated Warrants (as defined in the Proxy Statement), and the issuance of up to $35 million of such securities, all in accordance with the terms of the Convertible Preferred Equity Offering (as defined in the Proxy Statement).

	◻	◻	◻	For		MAIL	• Follow the simple recorded instructions.

Proposal Number Two:

To authorize the Company to issue up to $15 million of additional convertible preferred stock on the same or more favorable terms as the Series A Convertible Preferred Stock issued in the Convertible Preferred Equity Offering.

	◻	◻	◻	For	OR		• Mark, sign and date your Proxy Card/Voting Instruction Form. • Detach your Proxy Card/Voting Instruction Form. • Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

In the discretion of the proxies on any other matter that may properly come before the meeting or any adjournments or postponements thereof.			

The undersigned hereby appoints Matthew K. Schatzman and Krysta De Lima, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of NextDecade Corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

			
					THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NUMBER ONE AND “FOR” PROPOSAL NUMBER TWO.
			
					All votes must be received by 5:00 P.M., Eastern Time, June , 2018.
			
							PROXY TABULATOR FOR
							NEXTDECADE CORPORATION
							P.O. BOX 8016
							CARY, NC 27512-9903
			
			
			

Signature should agree with name printed hereon. If shares of Company common stock are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

EVENT #

Please Sign Here		Please Date Above
CLIENT #

Please Sign Here		Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing per proxy.

OFFICE #

 Please separate carefully at the perforation and return just this portion in the envelope provided. 

Proxy — NextDecade Corporation
Special Meeting of Stockholders
June , 2018, (9:00) a.m. (Central Daylight Time)
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints Matthew K. Schatzman and Krysta De Lima (the “Named Proxies”) and each of them as proxies for the undersigned, with full power of substitution, to vote the shares of common stock of NextDecade Corporation, a Delaware corporation (“the Company”), the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company (the “Special Meeting”) to be held at the Company’s headquarters located at 3 Waterway Square Place, Suite 400, The Woodlands, Texas 77380, on June     , 2018 at (9:00) a.m. (CST) and all adjournments thereof.

The purpose of the Special Meeting is to take action on the following:

1.     To approve the terms of the Series A Convertible Preferred Stock, which include associated Warrants (as defined in the Proxy Statement), and the issuance of up to $35 million of such securities, all in accordance with the terms of the Convertible Preferred Equity Offering (as defined in the Proxy Statement).

2.     To authorize the Company to issue up to $15 million of additional convertible preferred stock on the same or more favorable terms as the Series A Convertible Preferred Stock issued in the Convertible Preferred Equity Offering.

In the discretion of the proxies on any other matter that may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors of the Company recommends a vote “FOR” each proposal.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” each proposal. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Special Meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign and return this card.

To attend the meeting and vote your shares in person, please mark the box. ◻

 Please separate carefully at the perforation and return just this portion in the envelope provided. 